Exhibit 10.1

EXECUTION VERSION

EXTENSION AGREEMENT

(Extension of Maturity Date Pursuant to Section 2.15 of the Credit Agreement)

This EXTENSION AGREEMENT (this “Agreement”) dated as of May 8, 2024 (the “Extension Effective Date”) is entered into by and among ONEOK, INC., an Oklahoma corporation (“Borrower”), ONEOK PARTNERS INTERMEDIATE LIMITED PARTNERSHIP, a Delaware limited partnership (“Intermediate Partnership”), ONEOK PARTNERS, L.P., a Delaware limited partnership, (“Partners”), and Magellan Midstream Partners, L.P., a Delaware limited partnership (“Magellan”, and together with Intermediate Partnership and Partners, the “Guarantors”), the undersigned Lenders (as defined in the Credit Agreement) (the “Consenting Lenders”), and CITIBANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), Swing Line Lender and L/C Issuer. Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Credit Agreement (as hereinafter defined).

R E C I T A L S

A. Reference is made to Credit Agreement effective as of June 10, 2022 among the Borrower, the Administrative Agent and the Lenders (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B. This Agreement is being executed to evidence Borrower’s requested extension of the Maturity Date from June 10, 2027 to June 10, 2028 pursuant to Section 2.15 of the Credit Agreement (the “Extension”).

C. Each of the Consenting Lenders is entering into this Agreement in order to evidence its consent to the Extension.

NOW, THEREFORE, the parties hereto agree as follows:

1. Consent to Extension. Subject to the satisfaction of the conditions precedent set forth in Paragraph 2 below, each Consenting Lender hereby consents to the Extension, and effective as of the Extension Effective Date, the Maturity Date applicable to each Consenting Lender is June 10, 2028.

2. Conditions Precedent to Effectiveness. This Agreement and the Extension shall be effective as of the date hereof, provided that the Administrative Agent shall have received the following (a) counterparts of this Agreement, executed by the Borrower, the Guarantors, and Lenders holding more than 50% of the Aggregate Commitments (calculated in accordance with Section 2.15 of the Credit Agreement), (b) a certificate of the Borrower dated as of the date hereof containing the certifications required by Section 2.15(f)(i) of the Credit Agreement, and (c) a fee in the amount separately agreed by the Borrower, for the account of each Consenting Lender.

3. Affirmation and Ratification of Loan Documents. The Borrower and the Guarantors each hereby (a) ratifies and affirms each Loan Document to which it is a party (as modified by the Extension), (b) agrees that all of its obligations and covenants under each Loan Document to which it is a party shall remain unimpaired by the execution and delivery of this Agreement and the other documents and instruments executed in connection herewith, and (c) agrees that each Loan Document to which it is a party (as modified by the Extension) shall remain in full force and effect. This Agreement is a Loan Document.

4. Miscellaneous. (a) Headings and captions may not be construed in interpreting provisions; (b) this Agreement shall be governed by, and construed in accordance with, the law of the State of New York; and (c) this Agreement may be executed in any number of counterparts (including by electronic mail (including .pdf file, .jpeg file or any electronic signature complying with the U.S. federal ESIGN Act of 2000) or in portable document format), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. Delivery of an executed counterpart hereof or any document to be signed in connection with this Agreement, or a signature page hereto or thereto, in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed original counterpart thereof.

5. ENTIRE AGREEMENT. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, TOGETHER WITH THIS AGREEMENT, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

ONEOK, INC.

By:	/s/ Walter S. Hulse III
Name: Walter S. Hulse III
Title: Chief Financial Officer, Treasurer and Executive Vice President, Investor Relations and Corporate Development

ONEOK PARTNERS, L.P.

By: ONEOK Partners GP, L.L.C., its sole general partner

By:	/s/ Walter S. Hulse III
Name: Walter S. Hulse III
Title: Chief Financial Officer, Treasurer and Executive Vice President, Investor Relations and Corporate Development

ONEOK PARTNERS INTERMEDIATE LIMITED PARTNERSHIP

By: ONEOK ILP GP, L.L.C., its sole General Partner

By:	/s/ Walter S. Hulse III
Name: Walter S. Hulse III
Title: Chief Financial Officer, Treasurer and Executive Vice President, Investor Relations and Corporate Development

MAGELLAN MIDSTREAM PARTNERS, L.P.

By: Magellan GP, LLC, its sole General Partner

By:	/s/ Walter S. Hulse III
Name: Walter S. Hulse III
Title: Chief Financial Officer, Treasurer and Executive Vice President, Investor Relations and Corporate Development

Signature Page

to Extension Agreement

CITIBANK, N.A., as Administrative Agent

By:	/s/ Maureen P. Maroney
Name: Maureen P. Maroney
Title: Vice President

Signature Page

to Extension Agreement

CITIBANK, N.A., as a Consenting Lender

By:	/s/ Maureen P. Maroney
Name: Maureen P. Maroney
Title: Vice President

Signature Page

to Extension Agreement

BANK OF AMERICA, N.A., as a Consenting Lender

By:	/s/ Megan Baqui
Name: Megan Baqui
Title: Director

Signature Page

to Extension Agreement

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH, as a Consenting Lender

By:	/s/ Joe Lattanzi
Name: Joe Lattanzi
Title: Managing Director

Signature Page

to Extension Agreement

BARCLAYS BANK PLC, as a Consenting Lender

By:	/s/ Sydney G. Dennis
Name: Sydney G. Dennis
Title: Director

Signature Page

to Extension Agreement

JPMORGAN CHASE BANK, N.A., as a Consenting Lender

By:	/s/ Kyle Gruen
Name: Kyle Gruen
Title: Authorized Officer

Signature Page

to Extension Agreement

MIZUHO BANK, LTD., as a Consenting Lender

By:	/s/ Edward Sacks
Name: Edward Sacks
Title: Managing Director

Signature Page

to Extension Agreement

MUFG BANK, LTD., as a Consenting Lender

By:	/s/ Anastasiya Bykov
Name: Anastasiya Bykov
Title: Authorized Signatory

Signature Page

to Extension Agreement

MUFG BANK, LTD., as a Consenting Lender

By:	/s/ Anastasiya Bykov
Name: Anastasiya Bykov
Title: Authorized Signatory

Signature Page

to Extension Agreement

THE TORONTO-DOMINION BANK, NEW YORK BRANCH as a Consenting Lender

By:	/s/ Jonathan Schwartz
Name: Jonathan Schwartz
Title: Authorized Signatory

Signature Page

to Extension Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION as a Consenting Lender

By:	/s/ Nathan Starr
Name: Nathan Starr
Title: Managing Director

Signature Page

to Extension Agreement

TRUIST BANK, as a Consenting Lender

By:	/s/ Lincoln LaCour
Name: Lincoln LaCour
Title: Director

Signature Page

to Extension Agreement

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Consenting Lender

By:	/s/ Scott W. Danvers
Name: Scott W. Danvers
Title: Authorized Signatory

By:	/s/ Donovan C. Broussard
Name: Donovan C. Broussard
Title: Authorized Signatory

Signature Page

to Extension Agreement

DEUTSCHE BANK AG NEW YORK BRANCH, as a Consenting Lender

By:	/s/ Ming K. Chu
Name: Ming K. Chu
Title: Director

By:	/s/ Marko Lukin
Name: Marko Lukin
Title: Vice President

Signature Page

to Extension Agreement

GOLDMAN SACHS BANK USA, as a Consenting Lender

By:	/s/ Andrew Vernon
Name: Andrew Vernon
Title: Authorized Signatory

Signature Page

to Extension Agreement

MORGAN STANLEY BANK, N.A., as a Consenting Lender

By:	/s/ Michael King
Name: Michael King
Title: Authorized Signatory

Signature Page

to Extension Agreement

PNC BANK, NATIONAL ASSOCIATION, as a Consenting Lender

By:	/s/ Robert Downey
Name: Robert Downey
Title: Vice President

Signature Page

to Extension Agreement

ROYAL BANK OF CANADA, as a Consenting Lender

By:	/s/ Michael Sharp
Name: Michael Sharp
Title: Authorized Signatory

Signature Page

to Extension Agreement

REGIONS BANK, as a Consenting Lender

By:	/s/ Adam Kruithof
Name: Adam Kruithof
Title: Director

Signature Page

to Extension Agreement

SUMITOMO MITSUI BANKING CORPORATION, as a Consenting Lender

By:	/s/ Mary Harold
Name: Mary Harold
Title: Executive Director

Signature Page

to Extension Agreement

U.S. BANK NATIONAL ASSOCIATION, as a Consenting Lender

By:	/s/ David Lawrence
Name: David Lawrence
Title: Senior Vice President

Signature Page

to Extension Agreement

BOKF NA, DBA BANK OF OKLAHOMA, as a Consenting Lender

By:	/s/ Jeffrey Hall
Name: Jeffrey Hall
Title: Senior Vice President

Signature Page

to Extension Agreement

ARVEST BANK, as a Consenting Lender

By:	/s/ David Nickel
Name: David Nickel
Title: President of a Bank Region

Signature Page

to Extension Agreement